Exhibit 99.1

ANNEX A

THE TRUST STUDENT LOAN POOL

The trust student loans owned by the trust were originally selected from a portfolio of consolidation student loans owned by Student Loan Marketing Association by employing several criteria, including requirements that each trust student loan as of the original cutoff date:

•
was guaranteed as to principal and interest by a guaranty agency under a guarantee agreement and the guaranty agency was, in turn, reinsured by the Department of Education in accordance with the FFELP;

•	contained terms in accordance with those required by the FFELP, the guarantee agreements and other applicable requirements;

•	was more than 120 days past the final disbursement;

•	was not more than 210 days past due;

•	did not have a borrower who was noted in the related records of the servicer as being currently involved in a bankruptcy proceeding; and

•	had special allowance payments, if any, based on the three-month commercial paper rate or the 91-day Treasury bill rate.

No trust student loan as of the original cutoff date was subject to the depositor’s or the Student Loan Marketing Association’s prior obligation to sell that loan to a third party. The Student Loan Marketing Association was dissolved on December 31, 2004 and all of its obligations were assumed by its affiliate, Navient Credit Finance Corporation.

Unless otherwise specified, all information with respect to the trust student loans is presented as of October 31, 2017, which is the statistical disclosure date.

The following tables provide a description of specified characteristics of the trust student loans as of the statistical disclosure date.  The aggregate outstanding principal balance of the loans in each of the following tables includes the principal balance due from borrowers, plus accrued interest of $2,379,871 to be capitalized as of the statistical disclosure date.  Percentages and dollar amounts in any table may not total 100% or whole dollars due to rounding.  The following tables also contain information concerning the total number of loans and total number of borrowers in the portfolio of trust student loans.  For ease of administration, the servicer separates a consolidation loan on its system into two separate loan segments representing subsidized and unsubsidized segments of the same loan.  The following tables reflect those loan segments within the number of loans.  In addition, 21 borrowers have more than one trust student loan.

The distribution by weighted average interest rate applicable to the trust student loans on any date following the statistical disclosure date may vary significantly from that in the following tables as a result of variations in the effective rates of interest applicable to the trust student loans and in rates of principal reduction.  Moreover, the information below about the weighted average remaining term to maturity of the trust student loans as of the statistical disclosure date may vary significantly from the actual term to maturity of any of the trust student loans as a result of prepayments or the granting of deferment and forbearance periods.

The following tables also contain information concerning the total number of loans and the total number of borrowers in the portfolio of trust student loans.

Percentages and dollar amounts in any table may not total 100% of the trust student loan balance, as applicable, due to rounding.

COMPOSITION OF THE TRUST STUDENT LOANS AS OF
THE STATISTICAL DISCLOSURE DATE

Aggregate Outstanding Principal Balance	$719,370,313
Aggregate Outstanding Principal Balance – Treasury Bill	$92,682,029
Percentage of Aggregate Outstanding Principal Balance – Treasury Bill	12.88%
Aggregate Outstanding Principal Balance – One-Month LIBOR	$626,686,826
Percentage of Aggregate Outstanding Principal Balance – One-Month LIBOR	87.12%
Aggregate Outstanding Principal Balance – Treasury Bill Other	$1,457
Percentage of Aggregate Outstanding Principal Balance – Treasury Bill Other	0.00%
Number of Borrowers	22,521
Average Outstanding Principal Balance Per Borrower	$31,942
Number of Loans	39,602
Average Outstanding Principal Balance Per Loan – Treasury Bill	$27,568
Average Outstanding Principal Balance Per Loan – One-Month LIBOR	$17,293
Average Outstanding Principal Balance Per Loan – Treasury Bill Other	$1,457
Weighted Average Remaining Term to Scheduled Maturity	176 months
Weighted Average Annual Interest Rate	6.03%

We determined the weighted average remaining term to maturity shown in the table from the statistical disclosure date to the stated maturity date of the applicable trust student loan without giving effect to any deferment or forbearance periods that may be granted in the future.  See Appendix A to the preliminary remarketing memorandum.

The weighted average annual borrower interest rate shown in the table is exclusive of special allowance payments.  The weighted average spread for special allowance payments to the 91-day Treasury bill rate was 3.10% as of the statistical disclosure date.

The weighted average spread for special allowance payments to the one-month LIBOR rate was 2.64% as of the statistical disclosure date.  See “Special Allowance Payments” in Appendix A to the preliminary remarketing memorandum.

For these purposes, the 91-day Treasury bill rate is the weighted average per annum discount rate, expressed on a bond equivalent basis and applied on a daily basis, for direct obligations of the United States with a maturity of thirteen weeks, as reported by the U.S. Department of the Treasury.

DISTRIBUTION OF THE TRUST STUDENT LOANS
BY BORROWER INTEREST RATES AS OF THE STATISTICAL
DISCLOSURE DATE

Interest Rates	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Less than or equal to 3.00%	1	$23,153	*
3.01% to 3.50%	2,547	34,479,929	4.8%
3.51% to 4.00%	2,681	51,352,725	7.1
4.01% to 4.50%	7,655	97,411,259	13.5
4.51% to 5.00%	8,283	119,341,035	16.6
5.01% to 5.50%	1,790	30,054,885	4.2
5.51% to 6.00%	2,091	37,092,578	5.2
6.01% to 6.50%	3,185	59,157,900	8.2
6.51% to 7.00%	3,171	67,213,389	9.3
7.01% to 7.50%	1,331	30,416,456	4.2
7.51% to 8.00%	2,863	70,991,117	9.9
8.01% to 8.50%	3,037	82,472,423	11.5
Equal to or greater than 8.51%	967	39,363,462	5.5

Total	39,602	$719,370,313	100.0%

*	Represents a percentage greater than 0% but less than 0.05%.

We determined the interest rates shown in the table above using the interest rates applicable to the trust student loans as of the statistical disclosure date.  Because trust student loans with different interest rates are likely to be repaid at different rates, this information is not likely to remain applicable to the trust student loans after the statistical disclosure date.  See Appendix A to the preliminary remarketing memorandum and “The Student Loan Pools – Sallie Mae’s Student Loan Financing Business” in the preliminary remarketing memorandum.

DISTRIBUTION OF THE TRUST STUDENT LOANS BY
OUTSTANDING PRINCIPAL BALANCE PER BORROWER
AS OF THE STATISTICAL DISCLOSURE DATE

Range of Outstanding Principal Balance	Number of Borrowers	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Less than $5,000.00	2,989	$7,541,997	1.0%
$5,000.00-$ 9,999.99	4,023	29,897,262	4.2
$10,000.00-$14,999.99	2,602	31,968,473	4.4
$15,000.00-$19,999.99	2,076	36,207,742	5.0
$20,000.00-$24,999.99	1,801	40,459,818	5.6
$25,000.00-$29,999.99	1,397	38,229,686	5.3
$30,000.00-$34,999.99	1,124	36,434,163	5.1
$35,000.00-$39,999.99	939	35,138,669	4.9
$40,000.00-$44,999.99	722	30,575,539	4.3
$45,000.00-$49,999.99	656	31,134,084	4.3
$50,000.00-$54,999.99	560	29,326,435	4.1
$55,000.00-$59,999.99	478	27,499,493	3.8
$60,000.00-$64,999.99	380	23,696,969	3.3
$65,000.00-$69,999.99	314	21,136,963	2.9
$70,000.00-$74,999.99	302	21,837,200	3.0
$75,000.00-$79,999.99	236	18,280,699	2.5
$80,000.00-$84,999.99	198	16,329,864	2.3
$85,000.00-$89,999.99	162	14,168,849	2.0
$90,000.00-$94,999.99	153	14,151,035	2.0
$95,000.00-$99,999.99	144	14,045,126	2.0
$100,000.00 and above	1,265	201,310,246	28.0

Total	22,521	$719,370,313	100.0%

DISTRIBUTION OF THE TRUST STUDENT LOANS
BY DELINQUENCY STATUS AS OF THE
STATISTICAL DISCLOSURE DATE

Number of Days Delinquent	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
0-30 days	37,810	$671,877,450	93.4%
31-60 days	614	14,668,143	2.0
61-90 days	369	8,784,396	1.2
91-120 days	198	5,045,237	0.7
121-150 days	131	3,260,016	0.5
151-180 days	126	4,257,716	0.6
181-210 days	89	2,635,000	0.4
Greater than 210 days	265	8,842,355	1.2

Total	39,602	$719,370,313	100.0%

DISTRIBUTION OF THE TRUST STUDENT LOANS
BY REMAINING TERM TO SCHEDULED MATURITY
AS OF THE STATISTICAL DISCLOSURE DATE

Number of Months Remaining to Scheduled Maturity	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
0 to 3	238	$68,380	*
4 to12	643	509,863	0.1%
13 to 24	1,211	2,398,997	0.3
25 to 36	1,447	5,167,416	0.7
37 to 48	1,384	6,885,597	1.0
49 to 60	3,428	17,244,700	2.4
61 to 72	4,130	23,139,010	3.2
73 to 84	1,938	15,023,585	2.1
85 to 96	1,717	17,264,077	2.4
97 to 108	1,521	17,949,817	2.5
109 to 120	2,552	33,031,952	4.6
121 to 132	3,938	68,494,811	9.5
133 to 144	2,268	50,665,530	7.0
145 to 156	1,686	43,408,602	6.0
157 to 168	1,331	36,963,680	5.1
169 to 180	2,169	56,999,894	7.9
181 to 192	2,564	67,813,278	9.4
193 to 204	1,060	34,931,313	4.9
205 to 216	961	35,338,215	4.9
217 to 228	715	29,035,221	4.0
229 to 240	702	30,305,939	4.2
241 to 252	492	24,325,799	3.4
253 to 264	329	17,584,964	2.4
265 to 276	283	15,034,073	2.1
277 to 288	180	11,991,712	1.7
289 to 300	255	16,155,872	2.2
301 to 312	186	15,933,985	2.2
313 to 324	63	4,748,508	0.7
325 to 336	45	4,383,340	0.6
337 to 348	46	4,697,377	0.7
349 to 360	93	9,022,388	1.3
361 and above	27	2,852,418	0.4

Total	39,602	$719,370,313	100.0%

*	Represents a percentage greater than 0% but less than 0.05%.

We have determined the number of months remaining to scheduled maturity shown in the table from the statistical disclosure date to the stated maturity date of the applicable trust student loan without giving effect to any deferment or forbearance periods that may be granted in the future.  See Appendix A to the preliminary remarketing memorandum and “The Student Loan Pools –Sallie Mae’s Student Loan Financing Business” in the original prospectus.

DISTRIBUTION OF THE TRUST STUDENT LOANS
BY CURRENT BORROWER PAYMENT STATUS
AS OF THE STATISTICAL DISCLOSURE DATE

Current Borrower Payment Status	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Deferment	1,375	$29,956,173	4.2%
Forbearance	2,717	79,857,376	11.1
Repayment
First year in repayment	363	20,549,356	2.9
Second year in repayment	398	20,541,439	2.9
Third year in repayment	432	18,002,648	2.5
More than 3 years in repayment	34,317	550,463,320	76.5

Total	39,602	$719,370,313	100.0%

Current borrower payment status refers to the status of the borrower of each trust student loan as of the statistical disclosure date.  The borrower:

•	may have temporarily ceased repaying the loan through a deferment or a forbearance period; or

•	may be currently required to repay the loan – repayment.

See Appendix A to the preliminary remarketing memorandum and “The Student Loan Pools –Sallie Mae’s Student Loan Financing Business” in the original prospectus.

The weighted average number of months in repayment for all trust student loans currently in repayment is approximately 121.9 calculated as the term to maturity at the commencement of repayment less the number of months remaining to scheduled maturity as of the statistical disclosure date.

SCHEDULED WEIGHTED AVERAGE REMAINING MONTHS IN
STATUS OF THE TRUST STUDENT LOANS BY
CURRENT BORROWER PAYMENT STATUS AS OF THE
STATISTICAL DISCLOSURE DATE

	Scheduled Months in Status Remaining
Current Borrower Payment Status	Deferment	Forbearance	Repayment
Deferment	20.0	-	205.6
Forbearance	-	2.7	203.2
Repayment	-	-	169.6

We have determined the scheduled weighted average remaining months in status shown in the previous table without giving effect to any deferment or forbearance periods that may be granted in the future.  Of the $29,956,173 aggregate outstanding principal balance of the trust student loans in deferment as of the statistical disclosure date, $21,537,610 or approximately 71.9% of such loans are to borrowers who had not graduated as of that date.  We expect that a significant portion of these loans could qualify for additional deferments or forbearances at the end of their current deferment periods as the related borrowers continue their education beyond their current degree programs.  As a result, the overall duration of any applicable deferment and forbearance periods as well as the likelihood of future deferment and forbearance periods within this pool of trust student loans is likely to be higher than in other pools of student loans without similar numbers of in-school consolidation loans.  See Appendix A to the preliminary remarketing memorandum.

GEOGRAPHIC DISTRIBUTION OF THE TRUST STUDENT LOANS
AS OF THE STATISTICAL DISCLOSURE DATE

State	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Alabama	298	$5,652,777	0.8%
Alaska	62	1,195,836	0.2
Arizona	1,198	21,702,720	3.0
Arkansas	204	3,638,161	0.5
California	3,652	68,677,552	9.5
Colorado	623	9,782,979	1.4
Connecticut	606	8,688,077	1.2
Delaware	116	1,792,700	0.2
District of Columbia	168	3,835,147	0.5
Florida	3,182	80,177,355	11.1
Georgia	1,359	29,160,463	4.1
Hawaii	137	3,271,725	0.5
Idaho	123	2,454,567	0.3
Illinois	1,539	24,966,126	3.5
Indiana	2,537	43,440,170	6.0
Iowa	175	2,367,989	0.3
Kansas	634	8,812,413	1.2
Kentucky	465	7,639,180	1.1
Louisiana	1,444	24,350,740	3.4
Maine	163	4,119,136	0.6
Maryland	1,188	24,842,477	3.5
Massachusetts	1,418	21,869,117	3.0
Michigan	708	14,311,699	2.0
Minnesota	404	6,347,507	0.9
Mississippi	338	6,866,667	1.0
Missouri	738	12,941,461	1.8
Montana	50	1,002,843	0.1
Nebraska	76	1,148,869	0.2
Nevada	207	4,514,238	0.6
New Hampshire	345	4,961,135	0.7
New Jersey	1,023	17,661,989	2.5
New Mexico	142	2,943,568	0.4
New York	3,043	50,053,176	7.0
North Carolina	971	19,090,445	2.7
North Dakota	15	340,877	*
Ohio	226	4,393,627	0.6
Oklahoma	477	7,447,379	1.0
Oregon	475	8,344,758	1.2
Pennsylvania	1,435	23,227,755	3.2
Rhode Island	112	1,393,225	0.2
South Carolina	464	9,357,035	1.3
South Dakota	37	706,197	0.1
Tennessee	548	10,311,533	1.4
Texas	3,128	53,675,325	7.5
Utah	104	3,016,826	0.4
Vermont	66	1,127,019	0.2
Virginia	1,211	21,155,170	2.9
Washington	1,046	15,822,840	2.2
West Virginia	202	3,256,429	0.5
Wisconsin	370	5,039,224	0.7
Wyoming	25	422,358	0.1
Other	325	6,051,732	0.8

Total	39,602	$719,370,313	100.0%

*	Represents a percentage greater than 0% but less than 0.05%.

We have based the geographic distribution shown in the table on the billing addresses of the borrowers of the trust student loans shown on the servicer’s records as of the statistical disclosure date.

Each of the trust student loans provides or will provide for the amortization of its outstanding principal balance over a series of regular payments.  Except as described below, each regular payment consists of an installment of interest which is calculated on the basis of the outstanding principal balance of the trust student loan.  The amount received is applied first to interest accrued to the date of payment and the balance of the payment, if any, is applied to reduce the unpaid principal balance.  Accordingly, if a borrower pays a regular installment before its scheduled due date, the portion of the payment allocable to interest for the period since the preceding payment was made will be less than it would have been had the payment been made as scheduled, and the portion of the payment applied to reduce the unpaid principal balance will be correspondingly greater.  Conversely, if a borrower pays a monthly installment after its scheduled due date, the portion of the payment allocable to interest for the period since the preceding payment was made will be greater than it would have been had the payment been made as scheduled, and the portion of the payment applied to reduce the unpaid principal balance will be correspondingly less.

In either case, subject to any applicable deferment periods or forbearance periods, and except as provided below, the borrower pays a regular installment until the final scheduled payment date, at which time the amount of the final installment is increased or decreased as necessary to repay the then outstanding principal balance of that trust student loan.

The servicer makes available to borrowers of student loans it holds (including the trust student loans) payment terms that may result in the lengthening of the remaining term of the student loans.  For example, not all of the loans sold to the trust provide for level payments throughout the repayment term of the loans.  Some student loans provide for interest only payments to be made for a designated portion of the term of the loans, with amortization of the principal of the loans occurring only when payments increase in the latter stage of the term of the loans.  Other loans provide for a graduated phase in of the amortization of principal with a greater portion of principal amortization being required in the latter stages than would be the case if amortization were on a level payment basis.  The servicer also offers an income-sensitive repayment plan, under which repayments are based on the borrower’s income.  Under that plan, ultimate repayment may be delayed up to five years.  Borrowers under trust student loans will continue to be eligible for the graduated payment and income-sensitive repayment plans.  These programs are applicable to the trust student loans and may be offered by the servicer to related borrowers at its discretion.

The following table provides certain information about trust student loans subject to the repayment terms described in the preceding paragraphs.

DISTRIBUTION OF THE TRUST STUDENT LOANS BY REPAYMENT
TERMS AS OF THE STATISTICAL DISCLOSURE DATE

Loan Repayment Terms	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Level Repayment	21,428	$312,189,627	43.4%
Other Repayment Options(1)	14,826	278,247,397	38.7
Income-driven Repayment(2)	3,348	128,933,289	17.9

Total	39,602	$719,370,313	100.0%

(1)	Includes, among others, graduated repayment and interest-only period loans.

(2)	Includes income sensitive and income based repayment.

With respect to interest-only loans, as of the statistical disclosure date, there are 456 loans with an aggregate outstanding principal balance of $16,757,331 currently in an interest-only period.  These interest-only loans represent approximately 2.3% of the aggregate outstanding principal balance of the trust student loans.  Interest-only periods range up to 48 months in overall length.

The servicer may in the future offer repayment terms similar to those described above to borrowers of trust student loans who are not entitled to these repayment terms as of the statistical disclosure date.  If repayment terms are offered to and accepted by those borrowers, the weighted average life of the securities could be lengthened.

DISTRIBUTION OF THE TRUST STUDENT LOANS BY LOAN
TYPE AS OF THE STATISTICAL DISCLOSURE DATE

Loan Type	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Subsidized	19,531	$305,552,967	42.5%
Unsubsidized	20,071	413,817,345	57.5

Total	39,602	$719,370,313	100.0%

The following table provides information about the trust student loans regarding date of disbursement.

DISTRIBUTION OF THE TRUST STUDENT LOANS
BY DATE OF DISBURSEMENT AS OF
THE STATISTICAL DISCLOSURE DATE

Disbursement Date	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
September 30, 1993 and earlier	119	$3,993,047	0.6%
October 1, 1993 through June 30, 2006	39,483	715,377,266	99.4
July 1, 2006 and later	0	0	0.0

Total	39,602	$719,370,313	100.0%

Guaranty Agencies for the Trust Student Loans.  The eligible lender trustee has entered into a separate guarantee agreement with each of the guaranty agencies listed below, under which each of the guarantors has agreed to serve as guarantor for specified trust student loans.

The following table provides information with respect to the portion of the trust student loans guaranteed by each guarantor.

DISTRIBUTION OF THE TRUST STUDENT LOANS
BY GUARANTY AGENCY AS OF
THE STATISTICAL DISCLOSURE DATE

Name of Guaranty Agency	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
American Student Assistance	983	$13,034,458	1.8%
College Assist	8	536,294	0.1
Educational Credit Management Corporation	1,166	20,996,427	2.9
Great Lakes Higher Education Corporation	308	8,152,617	1.1
Illinois Student Assistance Comm	1,040	16,179,000	2.2
Kentucky Higher Educ. Asst. Auth.	257	3,357,113	0.5
Louisiana Office Of Student Financial Asst	287	3,812,054	0.5
Michigan Guaranty Agency	315	5,711,472	0.8
New Jersey Higher Ed Student Assistance Authority	1,083	16,769,183	2.3
New York State Higher Ed Services Corp	3,560	53,764,919	7.5
Northwest Education Loan Association	2,082	29,786,411	4.1
Oklahoma Guaranteed Stud Loan Prog	429	6,114,463	0.8
Pennsylvania Higher Education Assistance Agency	2,121	31,166,307	4.3
Texas Guaranteed Student Loan Corp	1,385	25,201,349	3.5
United Student Aid Funds, Inc.	24,578	484,788,244	67.4
Total	39,602	$719,370,313	100.0%

SIGNIFICANT GUARANTOR INFORMATION

The information shown for the Significant Guarantor relates to all student loans, including but not limited to trust student loans, guaranteed by the Significant Guarantor.

We obtained the following information from various sources, including from the Significant Guarantor and/or from the Department of Education. None of the depositor, Navient CFC, the servicer, their affiliates or the remarketing agents has audited or independently verified this information for accuracy or completeness.

UNITED STUDENT AID FUNDS, INC.

United Student Aid Funds, Inc. (“USAF”) was organized as a private, nonprofit corporation under the General Corporation Law of the State of Delaware in 1960. In accordance with its Certificate of Incorporation, USAF: (i) maintains facilities for the provision of guarantee services with respect to approved education loans made to or for the benefit of eligible students attending approved educational institutions; (ii) guaranteed education loans made pursuant to certain loan programs under the Higher Education Act, as well as loans made under certain private loan programs; and (iii) serves as the designated guarantor for education-loan programs under the Higher Education Act of 1965, as amended (“the Act”) in Arizona, Hawaii and certain Pacific Islands, Indiana, Kansas, Maryland, Mississippi, Nevada and Wyoming.

USAF contracts with Navient Solutions, LLC and Student Assistance Corporation. Student Assistance Corporation is a wholly owned subsidiary of Navient Solutions, LLC. Navient Solutions, LLC and its subsidiaries are not sponsored by nor are they agencies of the United States of America.

USAF is the sole member of the Northwest Education Loan Association, a guarantor serving the states of Washington, Idaho and the Northwest. USAF, Inc. became a member of Great Lakes Higher Education Corporation, Affiliated Group, effective January 1, 2017.

For the purpose of providing loan guarantees under the Act, USAF has entered into various agreements (collectively, the “Federal Reinsurance Agreements”) with the U.S. Secretary of Education (the “Secretary”). Pursuant to the Federal Reinsurance Agreements, USAF serves as a “guaranty agency” as defined in Section 435(j) of the Act. The Act allows the Secretary, after giving the guaranty agency notice and the opportunity for a hearing, to terminate the Federal Reinsurance Agreements if the Secretary determines that the administrative or financial condition of the guaranty agency jeopardizes the agency’s continued ability to perform its responsibilities under its guaranty agreement, it is necessary to protect the federal financial interest, or to ensure the continued availability of loans to student- or parent-borrowers.

Reinsurance is paid to USAF by the Secretary in accordance with a formula based on the annual default rate of loans guaranteed by USAF under the Act and the disbursement date of loans. The rate of reinsurance ranges from 100 percent to 75 percent of USAFs’ losses on default-claim payments made to lenders. The Consolidated Appropriations Act of 2016 provided for 100 percent reinsurance on all FFEL Program claims purchased beginning December 2015 and beyond. Prior to that, the Higher Education Amendments of 1998 (the “1998 Reauthorization Law”) reduced the reinsurance coverage for loans in default made on or after Oct. 1, 1998, to a range from 95 percent to 75 percent based upon the annual default claims rate of the guaranty agency. Reinsurance on non-default claims remains at 100 percent.

The 1998 Reauthorization Law requires guaranty agencies to establish two (2) separate funds, a federal reserve fund (property of the United States) and an agency operating fund (property of the guaranty agency). The federal reserve fund is to be used to pay lender claims and to pay a default-aversion fee to the agency operating fund. The agency operating fund is to be used by the guaranty agency to pay its operating expenses.

On March 30, 2010, President Obama signed into law the Health Care and Education Reconciliation Act of 2010 (Public Law 111-152), which ended the origination and guarantee of new loans under the Federal Family Education Loan Program, effective for loans whose first disbursement was after June 30, 2010. As a result of the statute, USAF will continue to administer a portfolio of outstanding FFELP loans, but no longer may guarantee new federal student loans.

As of September 30, 2015, USAF held net assets on behalf of the federal reserve fund of approximately $130 million. Through September 30, 2015, the outstanding, unpaid, aggregate amount of principal and interest on loans that had been directly guaranteed by USAF under the Federal Family Education Loan Program was approximately $51.8 billion. Also, as of September 30, 2015, USAF had operating fund assets totaling almost $1.3 billion, which includes the $130 million of net assets held on behalf of the Federal Reserve Fund.

USAFs’ “reserve ratio” complies with the Department of Education definition, which is determined by dividing the fund balance reserves in a guarantor’s federal reserve fund, by the total amount of loans outstanding. Following this formula, the reserve ratio for the federal  reserve fund administered by USAF for the last five fiscal years for which information was available was as follows:

	Loss Rate
	Federal Fiscal Year
Guarantor	2011	2012	2013	2014	2015
United Student Aid Funds, Inc.	4.71%	4.73%	4.74%	4.73%	4.71%

In addition, USAF’s “claims rate” represents the percentage of federal reinsurance claims paid by the Secretary during any fiscal year, less amounts remitted to the Secretary for defaulted loans that are rehabilitated relative to USAF’s existing portfolio of loans in repayment at the end of the prior fiscal year.  For the last five fiscal years for which information was available, the “claims rate” was as follows:

	Claims Rate
	Federal Fiscal Year
Guarantor	2011	2012	2013	2014	2015
United Student Aid Funds, Inc.	1.69%	1.58%	1.41%	1.48%	0.60%

USAF is headquartered in Fishers, Indiana. USAF will provide a copy of its most recent annual report upon receipt of a written request directed to its headquarters at P.O. Box 6028, Indianapolis, Indiana 46206-6028, Attention: Vice President, Corporate and Marketing Communications.

NEW YORK STATE HIGHER EDUCATION SERVICES CORPORATION

New York State Higher Education Services Corporation (“HESC”) was organized in 1975 as an agency of the State of New York, pursuant to an act of the New York legislature, to expand educational opportunities for students.  HESC administers the New York Tuition Assistance Program and a variety of state scholarships in addition to acting as a guarantee agency under the Federal Family Education Loan Program (FFELP).  HESC is the designated guarantee agency for the State of New York, and guarantees all types of FFELP loans.  In 2009, the New York State Legislature created the New York Higher Education Loan Program (NYHELPs) and designated HESC as its administrator.  NYHELPs is a private student loan program for New York State residents attending participating institutions in the State.  However, no new funding has been recommended for the NYHELPs loan program after March 31, 2012 due to its continued underutilization.  As a result, no new NYHELPs loans will be made while the program is evaluated to determine how it can best serve New York State students and families.

As a result of the 3/30/2010 enactment of the Health Care and Education Reconciliation Act of 2010 (HCERA) (HR4872), the FFELP was eliminated effective 7/1/2010.  No new (first disbursed) Stafford, PLUS or consolidation loans may be disbursed through the FFELP after 6/30/2010.  Existing FFELP loans will continue to be eligible for program benefits.  Beginning 7/1/2010, all new Stafford, PLUS and consolidation loans will be made under the U. S. Department of Education’s Direct Loan Program.

For the FFELP, HESC will continue to have the responsibility for providing collection assistance to lenders for delinquent loans, paying lender claims for loans in default, and collection activities on loans after purchase by HESC.  In addition to the FFELP, HESC continues to perform residual administrative activities of the State guaranteed loan program in which no new loans have been guaranteed since 1984.

HESC has a Federal Student Loan Reserve Fund (the “Federal Fund”) and an Agency Operating Fund to account for FFELP activity.  The Federal Fund assets, and earnings on those assets, are restricted in use and are considered property of the Department of Education.  The Agency Operating Fund is considered property of HESC, and its assets and earnings may be used generally for guarantee agency and other student financial aid related activities.

As of September 30, 2014, HESC had total FFELP assets of approximately $149 million (including balances for both the Federal Fund and the Agency Operating Fund) and had a total of approximately $16.5 billion in original principal amount of loans outstanding.

Guarantee Volume.  HESC guaranteed the following amounts for the last five federal fiscal years ended September 30 (excluding consolidation loans):

	Loans Guaranteed ($ Millions)
	Federal Fiscal Year
Guarantor	2010	2011	2012	2013	2014
New York State Higher Education Services Corporation	$799	$0	$0	$0	$0

Reserve Ratio.  A guarantee agency’s reserve ratio is determined by dividing its Federal Fund Balance by the original principal amount of loans outstanding.  HESC’s reserve ratio for the last five federal fiscal years ending September 30 is as follows:

	Reserve Ratio as of Close of Federal Fiscal Year
Guarantor	2010	2011	2012	2013	2014
New York State Higher Education Services Corporation	0.33%	0.28%	0.28%	0.25%	0.29%

Recovery Rates.  The Department of Education calculates a guaranty agency’s recovery rate by dividing the amount recovered from borrowers during a federal fiscal year by the guaranty agency’s outstanding default loan portfolio (beginning inventory) at the end of the prior federal fiscal year.  HESC’s recovery rate for each of the past five federal fiscal years ending September 30 provided below uses the Department of Education’s calculation method:

	Recovery Rate Federal Fiscal Year
Guarantor	2010	2011	2012	2013	2014
New York State Higher Education Services Corporation	23.46%	26.68%	27.26%	25.56%	22.74%

Claims Rate.  A guaranty agency’s claims rate is determined by dividing the amount of federal reinsurance claims paid by the Department of Education during a federal fiscal year by the original principal amount of loans in repayment at the end of the prior federal fiscal year.  HESC’s claims rate for each of the past five federal fiscal years ending September 30 is as follows:

	Claims Rate Federal Fiscal Year
Guarantor	2010	2011	2012	2013	2014
New York State Higher Education Services Corporation	1.86%	2.17%	1.59%	1.51%	1.52%

HESC is headquartered at 99 Washington Avenue, Albany, New York 12255.  Its most recent annual report is available on its web site.